Acquisition of Teche Holding Company January 13, 2014 Exhibit 99.2

Safe Harbor Language
2
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements.
Factors that might cause such a difference include, but are not limited to, those discussed in
IBERIABANK Corporation’s periodic filings with the SEC.
In connection with the proposed merger, IBERIABANK Corporation will file a Registration
Statement on Form S-4 that will contain a proxy statement / prospectus. INVESTORS AND
SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT /
PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE,
BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement / prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Teche Holding Company, without charge, at the SEC’s website at http://www.sec.gov. Copies of the proxy statement / prospectus and the SEC filings that will be incorporated by reference in the proxy statement / prospectus may also be obtained for free from the IBERIABANK Corporation website, www.iberiabank.com, under the heading “Investor Information”.
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of Teche Holding Company common stock, nor is it an offer to sell shares of
IBERIABANK Corporation common stock which may be issued in any proposed merger with
Teche Holding Company.  The issuance of IBERIABANK Corporation common stock in any proposed merger with Teche Holding Company would have to be registered under the Securities
Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

3 3 3 3 3 3
Transaction Rationale
•
In-market acquisition of a Louisiana-based community bank
•
Established and complementary customer profile
•
20 branch offices located in current IBKC markets
•
Retail/Small Business focus with $651 million in deposits and
$686 million in gross loans
•
Adds approximately $857 million in assets
•
Neighboring franchise enhances our Louisiana base
•
Significant identifiable cost savings given branch overlap
•
Approximately 6% accretive to 2015 earnings per share
•
Tangible book value dilution of 2% excluding one-time acquisition and conversion related costs on a pro forma basis at September 30, 2013
•
Tangible book value breakeven, including one-time acquisition and conversion related costs, of approximately four years
•
Transaction has limited impact on capital ratios
•
Anticipate internal rate of return in excess of 20%
•
Comprehensive due diligence completed, including credit review
•
Strong credit culture and asset quality
•
Limited loss content expected (2.6% of gross loans)
•
Familiar franchise and proximity reduces transaction risk
•
Conversion and integration experience reduces integration risk
Compelling
Strategic
Rationale
Financially
Attractive
Low Risk

4 4 4 4 4 4
Transaction Overview
•
Tax-free, stock-for-stock exchange
•
Fixed exchange ratio of 1.162 shares of IBKC common stock
for each TSH share within price collars and floating exchange ratios outside collars
(1)
•
$161 million
(2)
for common stock outstanding based on IBKC
closing price of $62.10 on January 10, 2014
•
$72.16 per TSH share outstanding
(2)
•
Price / Total Book
(2)
: 171%
•
Price / Tangible Book
(2)
: 178%
•
Completed comprehensive due diligence
•
TSH shareholder approval
•
Customary regulatory approvals
•
Expected closing in second quarter of 2014
(1) The agreement provides for a fixed exchange ratio with pricing collars that fix the value received by Teche shareholders if the weighted average trading price of IBERIABANK common stock were to decline below $55.80 per share, or exceed $68.20 per share, over a specified period
(2) Assumes exercise of options
Consideration
Deal Value
Valuation
Multiples
Due Diligence
Required
Approvals
Timing

5 5 5 5 5 5
Teche Holding Company
Source: SNL Financial
Data as of 9/30/13
•
Headquartered in New Iberia, LA
•
Sixth largest publicly-traded bank holding
company headquartered in Louisiana
•
Teche Federal Bank was founded in
1934
•
Holding company established through a
mutual conversion and IPO in 1995
•
Total Gross Loans: $686 million
•
Total Assets: $857 million
•
Total Deposits: $651 million
•
Total Equity: $89 million common
equity
Overview Financial Highlights
At September 30, 2013
ROAA (%) ROATE (%)

6 6 6 6 6 6
Solidifies Our
Louisiana Franchise
Deposit Market Share
Source: SNL Financial, June 30, 2013
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 Capital One Financial Corp. (VA) 189 19,079,203 20.44
2 JPMorgan Chase & Co. (NY) 159 16,310,884 17.48
3 Hancock Holding Co. (MS) 113 8,814,319 9.44
4 Regions Financial Corp. (AL) 114 7,117,492 7.63
Pro Forma IBKC 97 6,222,981 6.67
5 IBERIABANK Corp. (LA) 77 5,567,803 5.97
6 First NBC Bank Holding Co. (LA) 31 2,534,868 2.72
7 Community Trust Finl Corp. (LA) 21 1,428,804 1.53
8 MidSouth Bancorp Inc. (LA) 45 1,265,700 1.36
9 First Guaranty Bancshares Inc. (LA) 21 1,263,537 1.35
10 Red River Bancshares Inc. (LA) 20 1,155,720 1.24
16 Teche Holding Co. 20 655,178 0.70
Total For Institutions In Market 1,621 93,330,163
State Of Louisiana
•
20 South Louisiana branches
•
Over 11,000 active loan accounts
•
Over 70,000 active deposit accounts; approximately
40,000 debit cards
•
Operates in five Louisiana MSAs: Lafayette, Morgan
City, Houma-Thibodaux, Opelousas, and Baton
Rouge
•
South Louisiana has a healthy and growing economy
with low unemployment, robust job growth, and strong
real estate values
IBKC
TSH

7 7 7 7 7 7
Louisiana MSA
Deposit Market share
Source: SNL Financial, June 30, 2013
Lafayette, La - MSA
Rank Institution Branches
Deposits
($ mm)
Market
Share %
Pro Forma IBKC 29 2,725,108 27.26
1 IBERIABANK Corp. 21 2,396,650 23.97
2 JPMorgan Chase & Co. 19 1,205,432 12.06
3 MidSouth Bancorp Inc. 17 640,356 6.40
4 Capital One Financial Corp. 10 624,469 6.25
5 Hancock Holding Co. 9 515,667 5.16
6 Home Bancorp Inc. 9 514,466 5.15
7 Financial Corp. of Louisiana 10 504,531 5.05
8 Regions Financial Corp. 9 448,032 4.48
9 Teche Holding Company 8 328,458 3.29
10 Gulf Coast Bancshares Inc. 15 319,470 3.20
Total For Institutions In Market 201 9,997,812
Morgan City, La - MSA
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 Hancock Holding Co. 4 301,106 26.10
2 M C Bancshares Inc. 4 274,764 23.82
3 Patterson Bancshares Inc. 3 183,970 15.95
4 Teche Holding Company 4 160,000 13.87
5 Regions Financial Corp. 2 74,751 6.48
6 Capital One Financial Corp. 2 69,457 6.02
7 Jeanerette Frst Natl Bncp Inc. 2 50,803 4.40
8 MidSouth Bancorp Inc. 1 38,837 3.37
Total For Institutions In Market 22 1,153,688
Houma-Bayou Cane-Thibodaux, LA - MSA
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 Capital One Financial Corp. 14 1,140,249 26.62
2 JPMorgan Chase & Co. 14 577,390 13.48
3 Hancock Holding Co. 7 387,219 9.04
4 South Louisiana Finl Corp 6 375,028 8.76
5 Synergy Bancshares Inc. 5 372,760 8.70
6 Coastal Commerce Bcshs Inc. 6 348,485 8.14
7 Regions Financial Corp. 6 333,670 7.79
8 Community Bancorp of LA Inc 7 323,466 7.55
9 Lafourche Bancshares Inc. 5 150,449 3.51
10 SBT Bancshares Inc. 4 106,433 2.48
11 Teche Holding Company 3 68,393 1.60
Total For Institutions In Market 86 4,283,401
Opelousas-Eunice, LA
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 St. Landry Bancshares Inc. 6 221,369 17.57
2 St. Landry Homestead FSB (LA) 3 168,921 13.41
3 JPMorgan Chase & Co. 4 154,894 12.29
4 Tri-Parish Bancshares Ltd. 2 132,545 10.52
5 Washington State Bcshs Inc. 5 124,436 9.88
6 American Bancorp Inc. 6 123,607 9.81
7 Teche Holding Company (LA) 2 67,582 5.36
8 Hancock Holding Co. 2 54,398 4.32
9 Sunset Bancorp Inc. 2 49,669 3.94
10 Jeff Davis Bancshares Inc. 1 49,442 3.92
Total For Institutions In Market 40 1,259,850
Baton-Rouge, LA
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 JPMorgan Chase & Co. 34 6,852,657 38.40
2 Capital One Financial Corp. 28 3,139,663 17.59
3 Hancock Holding Co. 32 2,001,741 11.22
4 Regions Financial Corp. (AL) 27 1,831,329 10.26
Pro Forma IBKC 10 560,855 3.14
5 IBERIABANK Corp. 7 530,110 2.97
6 Investar Holding Corp. 5 326,973 1.83
7 American Gateway Finl Corp. (LA) 11 265,113 1.49
8 Bus. First Bancshares Inc. 1 258,683 1.45
9 First Guaranty Bancshares Inc. 5 225,300 1.26
10 Citizens Bancorp. Inc. (LA) 7 201,700 1.13
36 Teche Holding Company 3 30,745 0.17
Total For Institutions In Market 247 17,847,736

Expansion in Current Markets
Eight TSH branches within one mile of an existing IBKC branch
8
Baton Rouge MSA
Lafayette MSA
Source: SNL Financial, June 30, 2013
Map highlights select areas within the specified MSA only; not all branches located within specified MSA are shown
Black circle represents branches within a mile
City of New Iberia
Pro Forma Market Share
#1
Pro Forma Market Share
#5
Pro Forma Market Share
#1

9 9 9 9 9 9
Credit Summary
Source: Company documents
Data as of 11/29/13
Diligence Scope
•
Approximately 100 people involved in due diligence
process; credit team included 27 associates
performing both on-site file and off-site portfolio
reviews
•
Reviewed 97% of outstanding loan balances and
nearly 100% of total number of loans
•
Approximately one-fifth of the loans were reviewed
on-site with the remainder analyzed by off-site
portfolio review
Loan Portfolio Comments
•
Majority are in-market loans
•
Primarily focused on real estate/small business/
consumer lending
•
Good asset quality metrics:
•
NPA / assets = 0.74%
•
Nonaccrual loans / loans = 0.35%
•
Allowance for loan losses $7.9 million
•
Credit mark of approximately $18.0 million on a pre-tax
basis
Loan Portfolio Composition
Loan Type
Balance
($ millions) % of Total
1-4 Family Residential $339.1 48.7%
Commercial & Industrial 97.4              14.0%
Mobile Home 88.8              12.8%
C&D 43.6              6.3%
CRE - Owner Occupied 33.3              4.8%
HELOC 26.8              3.9%
Consumer & Other 24.7              3.5%
CRE - Non Owner Occupied 23.9              3.4%
Multi family 18.5              2.7%
Total Loans $696.0 100.0%
•
Granular loan portfolio with over 11,000
individual loan accounts
•
Approximately 82% of loan accounts have
balances under $500,000

10 10 10 10 10 10
Costs and Synergies
Merger Considerations
•
No corporate or bank board seats
•
TSH board members invited to join
IBKC’s local Advisory Boards
•
Significant branch consolidation
anticipated
•
Eight TSH branches are located within
one mile of an existing IBKC branch
•
Financial modeling conservatively
assumed small divestiture
Approximately $19 million annually pre-tax:
•
$11.4 million in compensation/benefits
•
$4.1 million in IT/Outside Services and
marketing expense
•
$3.0 million in occupancy expense
•
$0.5 million in other cost savings
Approximately $22 million in pre-tax costs:
•
$4.6 million in contract terminations
•
$4.6 million in severance/retention payments
•
$3.1 million in change-in-control agreements
•
$2.3 million in facilities expense
•
$1.9 million in system conversions
•
$1.0 million in marketing/communications
•
$0.2 million in lease terminations
•
$4.3 million in other merger-related expense
Merger-Related Costs
Annual Synergies

11 11 11 11 11 11
Financial Assumptions & Impact
Conservative
Financial
Assumptions
Attractive
Financial
Impact
Other Marks:
Cost Savings:
Merger Related Costs:
•
Gross loss estimate of $18.0 million on a pre-tax basis
(2.6% of gross loan portfolio)
•
Loss estimate net of allowance of $10.1 million on a
pre-tax basis
•
Aggregate negative $13.1 million in other marks,
including securities portfolio, loan rate, allowance for loss reversal, OREO, fixed assets, FHLB marks
•
Annual run rate cost savings of approximately $19
million on a pre-tax basis
•
Represents in excess of 50% of TSH’s fiscal year
2013 non-interest expenses
•
Savings expected to be achieved by first quarter
of 2015
•
Approximately $22 million on a pre-tax basis
•
Approximately 6% accretive to EPS in 2015
•
Tangible book value dilution of 2% excluding one-time acquisition and conversion related costs on a pro forma basis at September 30, 2013
•
Tangible book value breakeven, including one-time acquisition and conversion related costs, of approximately four years
•
Strong pro forma capital ratios:
•
Tangible common equity ratio  = 8.7%
•
Total risk based capital ratio = 13.2%
•
Internal rate of return over 20%; well in excess of our cost of capital
Credit Mark:

Appendix

13 13 13 13 13 13 Pro Forma Loans Source: SNL Financial Data as of September 30, 2013 Exclude purchase accounting adjustments IBERIABANK Teche Holding Pro Forma IBKC

14 14 14 14 14 14 Pro Forma Deposits Source: SNL Financial Data as of September 30, 2013 Excludes purchase accounting adjustments IBERIABANK Teche Holding Pro Forma IBKC

15 15 15 15 15 15
Select Branch Locations
Source: Company documents
Deposits as of 10/31/2013
Grand Caillou Rd, Houma
Deposits - $15 million
Pinhook Rd, Lafayette
Deposits – $50 million
Jefferson Terrace Blvd, New Iberia
Deposits - $51 million
Sherwood Forest Blvd, Baton Rouge
Deposits - $34 million
Canal Blvd, Thibodaux
Deposits - $19 million
Johnston St, Lafayette
Deposits - $56 million

16 16 16 16 16 16
Select Branch Locations
Source: Company documents
Deposits as of 10/31/2013
Barrow St, Houma
Deposits - $32 million
Southeast Blvd, Bayou Vista
Deposits – $34 million
7   Street, Morgan City
Deposits - $65 million
Rees St, Breaux Bridge
Deposits - $33 million
Essen Lane, Baton Rouge
Deposits - $9 million
E. Landry St, Opelousas
Deposits - $55 million
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